Events after the reporting period	6 Months Ended
Jun. 30, 2022
Events after the reporting period
Events after the reporting period

19.   Events after the reporting period

At the AMP extraordinary general meeting of shareholders held on July 8, 2022, AMP’s shareholders approved a resolution to amend AMP’s articles of association to create preferred shares. Following shareholder approval of this resolution, on July 8, 2022, AMP issued 56,306,306 non-convertible, non-voting 9% preferred shares of nominal value of €4.44 per preferred share to AGSA for €250 million (approximately $260 million).

Since June 30, 2022, the Company has repurchased circa 2 million additional shares returning approximately $12 million to shareholders.